EXHIBIT 10.152



                           DISPLAY TECHNOLOGIES, INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

    THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, made and entered into this 17th day of January, 2001, by and among DISPLAY TECHNOLOGIES, INC., a Nevada corporation (the "COMPANY"), and the entities listed on Exhibit A hereto (the "INVESTORS"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

    WHEREAS, the Company and the Investors have entered into that certain Agreement to Provide Guaranty dated January ___, 2001, (the "PURCHASE AGREEMENT"), pursuant to which the Company is issuing to the Investors 50,000 shares ("PREFERRED SHARES") of the Company's Series A-1 Convertible Preferred Stock, $.001 par value per share, and Warrants ("WARRANTS") to purchase 3,000,000 shares (subject to adjustment) of Common Stock, $0.001 par value per share ("COMMON STOCK"); and

    WHEREAS, the obligation of the Investors to consummate the transaction contemplated by the Purchase Agreement is conditioned upon, among other things, the amendment and restatement of the existing Investors' Rights Agreement between the parties dated July 30, 1999 (the "PRIOR AGREEMENT") to cover shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound, hereby amend and restate the Prior Agreement to read in its entirety as follows:

    1.    CERTAIN DEFINITIONS.  As  used in  this Agreement, the following terms
          -------------------
shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any successor agency.

         "REGISTRABLE SECURITIES" shall mean the shares of the Company's Common Stock issuable upon the conversion of the Preferred Shares, the exercise of the Warrants, or the exercise of the warrants ("PRIOR WARRANTS") issued to the Investors pursuant to the Securities Purchase Agreement dated July 30, 1999.

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         "REGISTRATION  STATEMENT" shall mean a registration statement complying with the requirements of the registration form of the Commission on which it is filed, which shall be a form allowable for the registration of the Registrable Securities subject thereto.

         The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as hereinafter defined), and the declaration or ordering of the effectiveness of such registration statement.

         "HOLDER" shall mean each of the Investors and any transferee of Registrable Securities who, pursuant to SECTION 12 below, is entitled to registration rights hereunder. "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in SECTION 3 hereof (or any similar legend).

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with SECTIONS 5 and 6 hereof, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the securities registered by the Holders.

    2.   RESTRICTIONS ON TRANSFERABILITY. The Restricted Securities shall not be
         -------------------------------
transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

    3.   RESTRICTIVE LEGEND.  Each certificate representing  preferred shares or
         -------------------
shares of Common Stock issued upon conversion of Preferred Shares or the exercise of Warrants or Prior Warrants shall (unless otherwise permitted by the provisions of SECTION 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, ("FEDERAL ACT") OR THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, AS AMENDED, ("FLORIDA ACT") AND HAVE NOT BEEN REGISTERED UNDER ANY OTHER STATE SECURITIES LAW. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT

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

    WITH RESPECT TO THESE SHARES IS EFFECTIVE UNDER THE FEDERAL ACT, THE FLORIDA ACT, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR SUCH REGISTRATION IS NOT REQUIRED.


    4. NOTICE OF PROPOSED TRANSFERS. The Holder of each certificate representing
       ----------------------------
Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this SECTION 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the restricted securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that no opinion need be obtained with respect to a transfer to an "AFFILIATE" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, or the spouse, children, grandchildren, or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons, if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in SECTION 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

    5. REQUIRED REGISTRATION.  Within 60 days following the date of a request to
       ---------------------
do so by the Investors, the Company shall file with the Commission a Registration Statement on Form S-3 (or such other form as may be available if Form S-3 is not) under the Securities Act registering for public resale by the Holders all of the Registrable Securities. The Company shall use its reasonable best efforts to cause the Registration Statement to become effective and to be approved by such other governmental agencies or authorities as may be necessary to enable the Holders to publicly offer and sell the Registrable Securities immediately upon the conversion of the Preferred Shares or exercise of Warrants or Prior Warrants. The Registration Statement shall be filed as a "shelf registration" pursuant to Rule 415 of the Securities Act, providing for the sale of Registrable Shares included therein on a delayed or continuous basis.


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

    6. COMPANY REGISTRATION.
       --------------------

         (a) If, prior to the effectiveness of a Registration Statement covering all the Registrable Securities pursuant to SECTION 5, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction covered by Rule 145 of the Commission, the Company will:

              (i) promptly give to each Holder written  notice  thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders, provided that to the extent so advised by the underwriters, the Company may limit the amount of Registrable Securities to be included by the Holders in any registration and to the extent so advised by the underwriters, exclude all Registrable Securities entirely from the registration.

         (b) In any registration in which the Company limits the number of Registrable Securities included therein pursuant to SECTION 6(a)(ii), the amount of Registrable Securities of Holders which are included in such registration shall be allocated to the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice given pursuant to SECTION 6(a)(i) and the Holders shall be entitled to include Registrable Securities pro rata based on total Common Stock ownership if any shareholders are allowed to include shares in the offer.

    7. EXPENSES OF REGISTRATION. The Company will pay all Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to SECTIONS 5 and 6. All Selling Expenses relating to Registrable Securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

    8. REGISTRATION PROCEDURES. In the case of each registration, qualification,
       -----------------------
or compliance effected by the Company pursuant to this Agreement the Company will keep each Holder advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof. At its expense the Company will:

         (a) Keep such registration, qualification, or compliance effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities which are intended to be offered on a continuous or delayed basis (including the registration to be effected under SECTION 5), the registration statement shall be kept effective until all such Registrable Securities are sold.

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

         (b) Furnish such number of prospectuses and other documents incident thereto as Holders from time to time may reasonably request in order to facilitate the disposition of securities owned by them.

         (c) Prepare and file with the Commission as soon as practicable such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (d) Use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

    9.   INDEMNIFICATION.
         ---------------

         (a) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to

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

the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, and partners, and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, or defending any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors and officers, and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the net proceeds before expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this SECTION 9 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be

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

approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in this SECTION 9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    10. INFORMATION BY HOLDER.  The Holder or Holders of Registrable  Securities
        ---------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this agreement.

    11. RULE 144  REPORTING.  With a view to making  available  the  benefits of
        -------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration the Company agrees to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act;

         (c) Furnish to Holders of Registrable Securities forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the 1934 Act,

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

a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

    12.  TRANSFER  OF  REGISTRATION  RIGHTS.  The right to cause the  Company to
         ----------------------------------
register securities granted the Holders hereunder may be assigned to a transferee or assignee of the Registrable Securities. In addition, rights to cause the Company to register Registrable Securities may be freely assigned (a) to any constituent partner, active or retired, of a Holder of Registrable Securities, where such Holder is a partnership, (b) to the estate of any such partner, or to his or her spouse or to the siblings, lineal descendants or ancestors of such partner by gift, will or intestate succession, (c) to any affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act), or (d) to the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons.

    13. PREEMPTIVE RIGHTS. (a) Except as set forth in subsection (c) hereof, the
        -----------------
Company shall not issue or sell any shares of Common Stock, Preferred Stock, or other securities, any rights or options to purchase Common Stock, Preferred Stock, or other securities, or any debt or shares convertible into or exchangeable for Common Stock, Preferred Stock, or other securities, whether now or hereafter authorized and whether unissued or in the treasury (collectively, "PREEMPTIVE SHARES"), unless each Investor shall first have been given the right to acquire, at a price no less favorable than that at which such Preemptive Shares are to be offered to others, a portion of the Preemptive Shares, as provided in subsection (b) below.

         (b) The Company shall give each Investor prior written notice of any proposed issuance or sale described in subsection (a), including the price at which such securities are to be offered and the time period for the offering (which shall not exceed four months), and each Investor shall have twenty days from the giving of such notice within which to elect to acquire that portion of the Preemptive Shares being offered equal to its percentage ownership of the outstanding Common Stock (which shall be determined as if all outstanding Preferred Shares had been converted into Common Stock and all Warrants and Prior Warrants exercised) immediately preceding such issuance or sale. Upon expiration of such twenty-day period, the Company shall send a notice to each Investor setting forth which Investors have exercised such preemptive rights ("PURCHASING INVESTORS") and which have not exercised such rights, and the number of Preemptive Shares as to which preemptive rights were and were not exercised. Purchasing Investors shall then have an additional ten days in which to elect to acquire additional Preemptive Shares as to which preemptive rights were not exercised. Such additional number of Preemptive Shares shall be allocated among such Purchasing Investors (i) as nearly as possible in proportion to each Purchasing Investor's percentage ownership of outstanding Common Stock (which shall be determined as if all outstanding Preferred Shares had been converted into Common Stock and all Warrants and Prior Warrants exercised), (ii) thereafter, to those Purchasing Investors that elected to acquire a greater number of Preemptive Shares than allocated to such Purchasing Investors under clause (i), in proportion to the number of shares of Common Stock (determined as

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

in clause (i)) held by each such Purchasing Investor, and (iii) thereafter, in like manner until all such additional Preemptive Shares have been allocated; provided, however, in no event shall any Purchasing Investor be allocated a greater number of Preemptive Shares than such Purchasing Investor has elected to purchase. If any transaction specified by the Company in any such notice shall not be consummated within four months from the date of such notice, the Company shall again comply with the provisions of this SECTION 13 with respect to such transaction, and all Investors shall again have preemptive rights hereunder with respect to the transaction, regardless of whether any such Investor had previously exercised or failed to exercise such rights. Any purchase of securities pursuant to the exercise of preemptive rights shall be consummated simultaneously with, and shall be conditioned upon, consummation of the transaction proposed by the Company.

         (c) If some, but not all, of the securities offered by the Company in a transaction for which a notice has been given pursuant to subsection (b) above remain unsold by the end of the period specified in the notice, then the unsold securities shall be offered, at a price and on terms no less favorable than those pertaining to securities sold in the transaction, to those Investors who purchased Preemptive Shares. The procedure set forth in subsection (b) shall be followed to allocate the available securities among the Investors entitled to purchase them hereunder.

         (d) The restrictions contained in, and preemptive rights granted under, this SECTION 13 shall not apply to shares issued or issuable by the Company (i) in connection with a merger or consolidation of the Company into or with another corporation or a business combination effected through an exchange of the Company's shares for the securities of another Company, (ii) upon conversion of Preferred Shares or exercise of Warrants or Prior Warrants, (iii) to a Purchasing Investor pursuant to this SECTION 13, (iv) to employees pursuant to an incentive stock option plan, or (v) through a registered underwritten public offering. The rights granted to the Investors under this SECTION 13 may be waived for all such Investors with respect to any Preemptive Shares by a written waiver executed by the Investors possessing 51% of the total voting power of the outstanding Preferred Shares.

    14.  OBSERVATION  RIGHTS. (a) The Investors shall be given a copy of any and
         -------------------
all notices or other written materials sent to the Board of Directors of the Company at the same time as such materials are given to the members of the Board of Directors, including without limitation, notices of meetings, written consents to be signed by members of the Board of Directors, and financial or other reports.

         (b) The Investors shall have the right to have one representative attend all meetings of the Board of Directors or any of its committees (including any adjournments thereof) either in person or by such other method as shall be allowed under the Bylaws for directors. No meeting of the Board of Directors or any committee thereof shall be conducted unless such representative of the Investors shall have been given prior written notice of such meeting at least two days prior to the date of such meeting. Such representative shall have the right to speak at such meetings and to make such suggestions and requests during such meetings as such representative deems appropriate, and the Board of

Directors shall consider such suggestions and requests in good faith. Except when the attorney-client privilege would be compromised in the reasonable opinion of counsel for the Company, the Company hereby waives any right to exclude such representative from any such meeting or any right, whether legal, procedural, or otherwise, to conduct any such meetings in executive session or otherwise to the exclusion of such representative. Exercise of the rights granted in this subsection (b) shall not be, and shall not be deemed to be, participation by the Investors on the Board of Directors of the Company.

         (c) In addition to the foregoing, the Investors shall have the right to review any material consent resolutions of the Board of Directors prior to the execution thereof, and to make such suggestions and requests with respect thereto as the Investors deem appropriate.

         15.  GOVERNING LAW. This Agreement and the legal relations  between the
              -------------
parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Florida, without giving effect to the conflict of laws provisions thereof. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Florida with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

    16. ENTIRE  AGREEMENT.  This Agreement  supersedes  the Prior  Agreement and
        -----------------
constitutes the full and entire understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

    17. NOTICES, ETC. All notices and other communications required or permitted
        -------------
hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the united states mail, by registered or certified mail, postage prepaid, addressed (a) if to an investor, to investor's address set forth in exhibit a, or at such other address as such investor shall have furnished to the company in writing, or (b) if to any other holder of any registrable securities, to such address as such holder shall have furnished the company in writing, or, until any such holder so furnishes an address to the company, then to and at the address of the last holder of such registrable securities who has so furnished an address to the company, or (c) if to the company, to its address set forth in the purchase agreement to the attention of the corporate secretary, or at such other address as the company shall have furnished to the holders.

    18.  COUNTERPARTS.   This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts, each of which may be executed by less than all parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

    19.  AMENDMENT.  Any provision of this  Agreement may be amended,  waived or
         ---------
modified upon the written consent of the (i) Company, and (ii) Holders of two-thirds of the shares of Registrable Securities (treating the Preferred Shares as converted and Warrants and Prior Warrants as exercised and excluding for all purposes in such computation any Common Stock resold to the public). Any Holder may waive any of its rights or the Company's obligations hereunder without obtaining the consent of any other person.

    20.  TERM.  This  Agreement  shall remain in full force and effect until the
         ----
Investors no longer hold any Registrable Securities or seven years from the date hereof, whichever occurs first.

    IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement as of the date first set forth above.




                            (Signatures on next page)

                  COMPANY:

                              DISPLAY TECHNOLOGIES, INC.


                              By:  /s/ J. William Brandner
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:    President
                                    --------------------------------------------

                  INVESTORS:

                              RAYMOND JAMES CAPITAL
                                PARTNERS, L.P.,
                                a Delaware limited partnership

                              By:  RJC PARTNERS, L.P., a Delaware limited
                                   partnership, its General Partner

                              By:  RJC PARTNERS, INC.
                                   a Delaware corporation, its General Partner


                                     By:   /s/ Gary A. Downing
                                        ----------------------------------------
                                        Gary A. Downing, President

                              RENAISSANCE CAPITAL GROWTH &
                              INCOME FUND III, INC.


                              By:     /s/ Russell Cleveland
                                 -----------------------------------------------
                              Name:   Russell Cleveland
                                   ---------------------------------------------
                              Title:   President
                                    --------------------------------------------

                              RENAISSANCE US GROWTH & INCOME
                              TRUST PLC


                                     By:  /s/ Russell Cleveland
                                       -----------------------------------------
                                       Russell Cleveland,  Director

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS



         NAME AND ADDRESS OF INVESTORS
_____________________________________________________
_____________________________________________________


  RAYMOND JAMES CAPITAL PARTNERS, L.P.
  880 Carillon Parkway
  St. Petersburg, FL  33716
  Attn:  Gary A. Downing
  Facsimile:  727-575-5873

  RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
  8080 North Central Expressway
  Suite 210-LB59
  Dallas, TX  75206
  Attn:  Robert C. Pearson
  Facsimile:  214-891-8291

  RENAISSANCE US GROWTH & INCOME
  TRUST PLC
  8080 North Central Expressway
  Suite 210-LB59
  Dallas, TX  75206
  Attn:  Robert C. Pearson
  Facsimile:  214-891-8291



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